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                                                                    Exhibit 10.1



                       VALUE CITY DEPARTMENT STORES, INC.,
                                AS THE BORROWER,

                                       AND

                        SCHOTTENSTEIN STORES CORPORATION,
                                   AS LENDER,


                              ---------------------

                                 FIRST AMENDMENT
                                   DATED AS OF
                               SEPTEMBER 10, 2001
                                       TO
                                  SUBORDINATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 11, 2000
                              ---------------------










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                FIRST AMENDMENT TO SUBORDINATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 10, 2001 ("THIS AMENDMENT"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), and SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation (the "LENDER").

         PRELIMINARY STATEMENTS:

         1. The Borrower and the Lender entered into a certain $50,000,000 Subordinated Credit Agreement, dated as of December 11, 2000 (the "CREDIT AGREEMENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

         2. The Borrower has requested that the Lender extend additional credit to the Borrower and amend the Credit Agreement to provide such additional credit.

         3. The Lender has agreed to the Borrower's requested additional credit and amendments on the terms and subject to the conditions set forth in this Amendment.

         4. Amendment of the Credit Agreement requires the consent of the Senior Agent acting on instructions of the required lenders under the Senior Facility, and the Borrower has obtained such consent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Borrower and the Lender hereby agree as follows:

         SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT.

         Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5, the Credit Agreement is hereby amended as follows:

         1.1. CERTAIN DEFINED TERMS. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

                  "COMMITMENT" shall mean an amount up to the principal sum of $100,000,000, as the same may be reduced from time to time pursuant to section 3.3, terminated pursuant to 10.2 or adjusted from time to time pursuant to section 11.4; provided, however, that any amounts in excess of the principal sum of $70,000,000 shall be advanced in the sole discretion of the Lender; provided, further, that once the aggregate unpaid principal sum of the Loans, for the first time, equals or exceeds $70,000,000, any amounts thereafter advanced when the aggregate principal sum of the Loans exceeds $20,000,000 ("DISCRETIONARY ADVANCES") shall be advanced in the sole discretion of the Lender.

The remainder of Section 1.1 of the Credit Agreement shall remain as originally written.

         1.2. NOTES. Paragraph (a) of Section 2.5 of the Credit Agreement is hereby amended by amending and restating paragraph (a) in its entirety as follows:

                  2.5. NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made to it by the Lender shall be evidenced by a promissory note substantially in the


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         form of Exhibit A attached to a certain First Amendment to Subordinated
         Credit Agreement dated as of September 10, 2001 (the "GENERAL REVOLVING NOTE").

The remainder of Section 2.5 of the Credit Agreement shall remain as originally written.

         1.3 ACCRUAL AND PAYMENT OF INTEREST. Paragraph (d) of Section 2.7 of the Credit Agreement is hereby amended by amending and restating paragraph (d) in its entirety.

                  (d) ACCRUAL AND PAYMENT OF INTEREST. Interest shall accrue from and including the date of any Borrowing to but excluding the date of prepayment or repayment thereof and shall be payable in the case of any Loan (A) which is a Prime Rate Loan, quarterly in arrears on the last Business Day of January, April, July, and October, (B) which is a Eurodollar Loan, on the last day of each Interest Period applicable thereto, and in the case of Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period, and (C) on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided, however that any interest accruing at the 15% Rate on the unpaid balance of the Post-November 30 Excess Principal Amount shall be payable as follows:
         (i) interest accruing at 8% per annum on such amount shall be payable as provided in this paragraph (d) of Section 2.7 above, and (ii) interest accruing in excess of 8% per annum (the "PIK Interest") shall be capitalized and added to the principal balance of the Loan. The Borrower hereby authorizes Lender to enter the amounts of the PIK Interest as an advance on the revolving loan account for the Loan.

         1.4. INTEREST AFTER NOVEMBER 30, 2001 ON PRINCIPAL AMOUNT OF LOANS IN EXCESS OF $20,000,000 PLUS DISCRETIONARY ADVANCES. A new paragraph (g) is hereby added to Section 2.7 of the Credit Agreement and shall recite in its entirety as follows:

                  (g) INTEREST AFTER NOVEMBER 30, 2001 ON PRINCIPAL AMOUNT OF LOANS IN EXCESS OF $20,000,000 PLUS DISCRETIONARY ADVANCES. Notwithstanding the above provisions, if, after November 30, 2001, the aggregate unpaid principal amount of the Loans exceeds the sum of (i) $20,000,000, plus (ii) the aggregate principal amount of any outstanding Discretionary Advances (the Post-November 30 Excess Principal Amount"), then interest shall accrue on the Post-November 30 Excess Principal Amount from December 1, 2001, or such later date that such amount becomes outstanding, until maturity (whether by acceleration or otherwise) at the fixed rate of 15 percent per annum (the "15% Rate"). Any payment of principal in respect of the Loans shall first be applied to that portion of the Loans bearing interest at the 15% Rate.

The remainder of Section 2.7 of the Credit Agreement shall remain as originally written.

         1.5. MANDATORY PREPAYMENT CERTAIN PROCEEDS OF ASSET SALES. Paragraph
(b) of Section 4.2 of the Credit Agreement is hereby amended by amending and restating paragraph (b) in its entirety as follows:

                  (a) MANDATORY PREPAYMENT---CERTAIN PROCEEDS OF ASSET SALES. If during any fiscal year of the Borrower, and only if the Borrower's obligations under the Senior Facility have been fully satisfied and all lending commitments thereunder terminated, the Borrower and its Subsidiaries have received cumulative Cash Proceeds during such fiscal year from one or more Asset Sales of at least $1,000,000, not later than the third Business Day following the date of receipt of any Cash Proceeds in excess of such amount, an amount, conforming to the requirements as to the amount of partial prepayments contained in section 4.1, at least equal to 100% of the Net Cash Proceeds then received in excess of such amount from any Asset Sale, shall be applied as a mandatory prepayment of principal of the outstanding General Revolving Loans; provided, that if (i) no Default or Event of Default shall have occurred and be continuing, (ii) the aggregate unpaid principal sum of the Loans does not exceed the sum of (x) $20,000,000, plus (y) and counterparts hereof as so executed shall have been delivered to the Lender;



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         the aggregate principal amount of any outstanding Discretionary
         Advances, (iii) the Borrower and its Subsidiaries have scheduled Consolidated Capital Expenditures during the following 12 months, and
         (iv) the Borrower notifies the Lender of the amount and nature thereof and of its intention to reinvest all or a portion of such Net Cash Proceeds in such Consolidated Capital Expenditures during such 12 month period, then no such prepayment shall be required to the extent the Borrower so indicates that such reinvestment will take place. If at the end of any such 12 month period any portion of such Net Cash Proceeds has not been so reinvested, the Borrower will immediately make a prepayment of the outstanding General Revolving Loans as provided above in an amount, conforming to the requirements as to amount of prepayments contained in section 4.1, at least equal to such remaining amount.


The remainder of Section 4.2 of the Credit Agreement shall remain as originally written.


         SECTION 2.        RESERVED

         SECTION 3.        REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         3.1. AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment and each Security Document has been duly authorized by all necessary corporate action on the part of each Credit Party party thereto, has been duly executed and delivered by a duly authorized officer of each such Credit Party, and constitutes the valid and binding agreement of each such Credit Party, enforceable against such Credit Party in accordance with its terms.

         3.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         3.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes a Default or an Event of Default.

         3.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and each Credit Party is in full compliance with the other Credit Documents to which it is a party.


         SECTION 4. CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Credit Document not expressly referred to herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Lender except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect in accordance with their respective terms.



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         SECTION 5. CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on a date (the "AMENDMENT EFFECTIVE DATE"), on or before September 10, 2001, if the following conditions shall have been satisfied on and as of such date:

                  (a) Counterparts of this Amendment shall have been executed by the Borrower and the Lender, and counterparts hereof as so executed shall have been delivered to the Lender;

                  (b) The Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Lender;


                  (c) The Borrower shall have paid or caused to be paid all reasonable fees and expenses of the Lender and of counsel to the Lender which have been invoiced on or prior to such date in connection with the preparation, execution and delivery of this Amendment and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby;

                  (d) The Lender shall have received certified copies of the resolutions of the Board of Directors of the Borrower and each other Credit Party, approving this Amendment and each of the Credit Documents to which the Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower or any such other Credit Party of this Amendment and each of the Credit Documents to which it is or may become a party;

                  (e) The Lender shall have received a certificate of the Secretary, an Assistant Secretary or other authorized officer of the Borrower and of each other Credit Party, certifying the names and true signatures of the officers of the Borrower or such other Credit Party, as the case may be, authorized to sign this Amendment and the Credit Documents to which the Borrower or such other Credit Party is a party and any other documents to which the Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith; and

                  (f) All corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Lender, and the Lender shall have received all such counterpart originals or certified or other copies of such documents as the Lender may reasonably request.

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Lender will promptly furnish a copy of this Amendment to the Borrower.


         SECTION 6. MISCELLANEOUS.

         6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Lender to rely upon them.



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

         6.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Lender's legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         6.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         6.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         6.8. JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 11.8(c) of the Credit Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.

         6.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]




                                       5
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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


--------------------------------------------------------------------------------

VALUE CITY DEPARTMENT STORES, INC.         SCHOTTENSTEIN STORES CORPORATION


BY:  /s/ James A. McGrady                  BY:  /s/ Jeffry D. Swanson
     -----------------------------              -------------------------------
     James A. McGrady, Chief                    Jeffry D. Swanson, Senior
     Financial Officer and Treasurer            Vice President
--------------------------------------------------------------------------------



                                       6
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                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections [6 and 10] of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Subordinated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lender, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Lender, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


----------------------------------------------------------- --------------------------------------------------------
VALUE CITY OF MICHIGAN, INC.,                               VALUE CITY LIMITED PARTNERSHIP,
      AS A SUBSIDIARY GUARANTOR                                   AS A SUBSIDIARY GUARANTOR
VC ACQUISITION, INC.,
      AS A SUBSIDIARY GUARANTOR                             BY: WESTERVILLE ROAD GP, INC.,
GB RETAILERS, INC.,                                                    ITS GENERAL PARTNER
      AS A SUBSIDIARY GUARANTOR
WESTERVILLE ROAD GP, INC.,
      AS A SUBSIDIARY GUARANTOR                             BY:  /s/ James A. McGrady
                                                                 -----------------------------------------
WESTERVILLE ROAD LP, INC.,                                          James A. McGrady,
      AS A SUBSIDIARY GUARANTOR                                     Chief Financial Officer and Treasurer
SHONAC CORPORATION,
      AS A SUBSIDIARY GUARANTOR
DSW SHOE WAREHOUSE, INC.
   (F/K/A WILKERSON SHOE CO.),                              VALUE CITY ACQUISITION CORP.,
       AS A SUBSIDIARY GUARANTOR                                  AS A SUBSIDIARY GUARANTOR
VALUE CITY DEPARTMENT STORES
    SERVICES, INC.
    (F/K/A PENN MANAGEMENT, INC.),                          BY:  /s/ James A. McGrady
                                                                 -----------------------------------------
       AS A SUBSIDIARY GUARANTOR                                    James A. McGrady,
J. S. OVERLAND DELIVERY, INC.,                                      Secretary
      AS A SUBSIDIARY GUARANTOR
GRAMEX RETAIL STORES, INC.,
      AS A SUBSIDIARY GUARANTOR
FILENE'S BASEMENT, INC.
(F/K/A BASE ACQUISITION CORP.),
      AS A SUBSIDIARY GUARANTOR


BY:  /s/ James A. McGrady
     ---------------------------------------
        James A. McGrady,
        Chief Financial Officer and Treasurer
